Consolidated Statements Of Comprehensive Income (Loss) (USD $) In Thousands, unless otherwise specified	3 Months Ended		6 Months Ended
	Jun. 30, 2012	Jun. 30, 2011	Jun. 30, 2012	Jun. 30, 2011
Net earnings (loss)	$ (6,749)	$ (34,862)	$ 44,509	$ 15,690
Other comprehensive income:
Amounts reclassified to earnings (loss) during the period relating to cash flow hedging instruments	2,412	3,003	5,120	6,379
Comprehensive income (loss)	$ (4,337)	$ (31,859)	$ 49,629	$ 22,069